EXHIBIT 1



                                    EXHIBIT 1

        The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of Whitman Education Group, Inc. is filed on behalf of each of us.


                                         /S/ PHILLIP FROST, M.D.
                                         -------------------------------------
Date: March 12, 1997                     Phillip Frost, M.D.


                                         FROST-NEVADA, LIMITED
                                         PARTNERSHIP


                                         *
                                         -------------------------------------
Date: March 12, 1997                     Neil Flanzraich
                                         President of Frost-Nevada Corporation,
                                         General Partner


                                         FROST-NEVADA CORPORATION


                                         *
                                         -------------------------------------
Date: March 12, 1997                     Neil Flanzraich
                                         President


*By  /S/ PHILLIP FROST, M.D.
     ---------------------------------
         Phillip Frost, M.D.
        (Attorney-in-fact pursuant
         to Power of Attorney)